Exhibit 99.2

Aqua Metals Announces Executive Management Succession and Board Enhancement

Stephen Clarke Resigns as CEO under previously announced transition plan; Selwyn Mould, Company Co-Founder and COO, appointed as interim CEO

Board of Directors enhances the structure of Company’s Corporate Governance

Alameda, CA – April 23, 2018 – Aqua Metals, Inc. (NASDAQ:AQMS) (“Aqua Metals” or the “Company”), which is commercializing an electrochemical lead recycling technology called AquaRefining™, today announced executive management changes under its previously announced succession plan and notable enhancements to the structure of its Corporate Governance.

Executive Management Succession

The Board has named Company co-founder and current COO Selwyn Mould as interim Chief Executive Officer, effective immediately, replacing founder Stephen Clarke who resigned as CEO of the Company as part of a previously announced succession plan. Mr. Clarke has also resigned as Chairman of the Board and Director. Mr. Mould has assumed the interim CEO position pending completion of the permanent CEO search currently underway. During this time, he will continue in his role as COO.

As Interim CEO, Mr. Mould brings 35 years of experience in manufacturing, supply chain and technology development. As COO, he leads the Company’s operations including its AquaRefinery operation. Prior to Aqua Metals, Mr. Mould served as Head of Supply Chain for Lotus Cars and Head of Logistics for Pilkington Building Products Europe.

“I’m excited and honored to lead Aqua Metals in the next phase of the Company’s operations,” Mr. Mould said. “As a team, our top priority is scaling operations at our plant in McCarran, NV. Completing the commercialization of the Company’s revolutionary technology has been my focus for the past four years and will continue to be as I lead the Company during this period.”

Mr. Mould continued, “We thank Steve for his exceptional vision and tireless commitment to the Company. He built a solid foundation that ensures the Company will be well-positioned for future growth. Steve has agreed to remain involved in the company as a consultant and we value his continuing input and recommendations. We wish him well in the future.”

Board Enhancements

The Nominating Governance Committee has recommended, and the full board has agreed, to separate the roles of CEO and Board Chairman. The Company believes this will create significant improvements in corporate governance and organizational leadership. Independent Director Vincent L. DiVito has been elected by the Board to be non-executive Chairman. Mr. DiVito is the owner and chief executive officer of a financial and management consulting firm and has had over 25 years in senior financial and executive management positions. Most recently at a global life science and specialty chemical company. Mr. DiVito has served on four U.S. listed company boards and is a National Association of Corporate Directors Board Leadership Fellow.

In addition, Aqua Metals Board of Directors has elected Eric Prouty, an experienced sustainability-focused analyst and successful business development consultant, as an independent director. In addition to his valuable public company board experience, including as a director of Hudson Technologies (NASDAQ: HDSN), Mr. Prouty has significant experience as an equity research analyst covering the sustainability sector, including at Canaccord Genuity, Adams Harkness and Robertson Stephens. Mr. Prouty adds a strong investor focus to the Board, and his background and analytical skills will be extremely valuable as we pursue the commercialization opportunities of the AquaRefining™ technology.

As previously announced, the Company has nominated Thomas Murphy, Vincent DiVito, Eric Prouty, Mark Slade and Mark Stevenson, for election to the Board at the Annual Meeting. The Company believes this slate of five director nominees is an exceptionally qualified team of leaders that brings extensive relevant experience and industry contacts to lead the Company through the next pivotal phase of growth and development.

The Board recommends that shareholders vote FOR each of its five (5) director nominees named in the GOLD proxy card. Shareholders may receive solicitation materials, including a white proxy card, from Kanen Wealth Management (“Kanen”) seeking their proxy. The Aqua Metals Board has not approved or nominated, and does NOT endorse, any of Kanen’s insurgent director nominees. We strongly urge shareholders not to return any white proxy card sent by Kanen.

If you have already voted using a white proxy card sent to you by Kanen, you can revoke that proxy by voting FOR your Board’s nominees named in the Company’s proxy statement by using the GOLD proxy card. Only the latest-dated and validly executed proxy that you submit will count at the Annual Meeting.

About Aqua Metals

Aqua Metals, Inc. (NASDAQ: AQMS) is reinventing lead recycling with its patented and patent-pending AquaRefiningTM technology. Unlike smelting, AquaRefining is a room temperature, water-based process that is fundamentally non-polluting. These modular systems allow the Company to vastly reduce environmental impact and scale lead acid recycling production capacity both by building its own AquaRefineries and licensing the AquaRefining technology to partners. Aqua Metals is based in Alameda, California, and has built its first recycling facility in Nevada’s Tahoe Reno Industrial Complex. To learn more, please visit www.aquametals.com.

Safe Harbor

This press release contains forward-looking statements concerning Aqua Metals. Forward-looking statements include, but are not limited to our plans, objectives, expectations and intentions and other statements that contain words such as “expects,” “contemplates,” “anticipates,” “plans,” “intends,” “believes” and variations of such words or similar expressions that predict or indicate future events or trends, or that do not relate to historical matters. The forward looking statements in this release include the strength and efficacy of Aqua Metals’ portfolio of patent applications and issued patents, the lead acid battery recycling industry, the future of lead acid battery recycling via traditional smelters, the Company’s development of its commercial lead acid battery recycling facilities and the quality and efficiency of the Company’s proposed lead acid battery recycling operations. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the risk that the Company may not be able to produce and market AquaRefined lead on a commercial basis or, if the Company achieves commercial operations, that such operations will be profitable, (2) the fact that the Company only recently commenced production and has not generated any significant revenue to date, thus subjecting the Company to all of the risks inherent in a pre-revenue start-up; (3) the risk no further patents will be issued on the Company’s patent applications or any other application that it may file in the future and that those patents issued to date and any patents issued in the future will be sufficiently broad to adequately protect the Company’s technology, (4) the risk that the Company’s initial patents and any other patents that may be issued to it may be challenged, invalidated, or circumvented, (5) risks related to Aqua Metals’ ability to raise sufficient capital, as and when needed, to develop and operate its recycling facilities and fund continuing losses from operations as the Company endeavors to achieve profitability; (6) changes in the federal, state and foreign laws regulating the recycling of lead acid batteries; (7) the Company’s ability to protect its proprietary technology, trade secrets and know-how and (8) those other risks disclosed in the section “Risk Factors” included in the Company’s Annual Report on Form 10-K filed on March 15, 2018. Aqua Metals cautions readers not to place undue reliance on any forward-looking statements. The Company does not undertake, and specifically disclaims any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur, except as required by law.

Important Additional Information and Where to Find It

This press release may be deemed to contain solicitation material in respect of the solicitation of proxies from the Company’s stockholders in connection with the Company’s 2018 annual meeting of stockholders (the “Annual Meeting”). The Company has filed with the Securities and Exchange Commission (the “SEC”) its preliminary proxy statement and GOLD proxy card relating to the Annual Meeting. When such proxy statement is cleared by the SEC Staff, the Company intends to file with the SEC and mail to the Company’s stockholders its definitive proxy statement and accompanying GOLD proxy card in connection with the Annual Meeting. The definitive proxy statement will contain important information about the Company, the Annual Meeting and related matters. Stockholders may obtain a free copy of the Company’s definitive proxy statement and other documents that the Company files with the SEC (when available) on the SEC’s website, at www.sec.gov. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING GOLD PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS (WHEN THEY BECOME AVAILABLE) BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.

Aqua Metals, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company will be set forth in the Company’s definitive proxy statement, the accompanying GOLD proxy card and other relevant solicitation materials filed by the Company. These documents (when they become available), and any and all other documents filed by the Company with the SEC, may be obtained by investors and stockholders free of charge on the SEC’s website at www.sec.gov. Copies will also be available at no charge on the Company’s website at www.aquametals.com.

Gagnier Communications

Dan Gagnier 646-569-5897 dg@gagnierfc.com

MacKenzie Partners, Inc.

Paul R. Schulman Main: 212-929-5364 pschulman@mackenziepartners.com